UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51033 (Commission File Number)	27-4481914 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)	On February 19, 2013, Anton & Chia LLP (“Anton & Chia”) resigned as independent auditor of Mondial Ventures, Inc. (the “Registrant”).

(ii)
The reports of Anton and Chia on the Registrant’s consolidated unaudited financial statements as of and for the periods ended September 30, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Registrant’s ability to continue as a going concern.

(iii)	The board of directors and audit committee of the Registrant represented by the board of directors discussed the resignation with Anton & Chia and reluctantly accept such resignation.

(iv)
During the Registrant's most recent interim periods, and any subsequent interim period preceding the resignation on February 19, 2013, there were no disagreements between the Registrant and Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreement(s) in connection with his reports.

(v)
The Registrant has provided Anton & Chia with a copy of the disclosures it is making in response to this Item.  The Registrant has requested Anton & Chia to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  The Registrant has filed the letter furnished by Anton & Chia as an exhibit to this Report.

(b) New independent registered public accounting firm

On February 19, 2013, the Registrant's board of directors resolved to retain M&K CPAS, PLLC as the sole principal independent registered accountant for the Registrant. During the two most recent fiscal years and through February 19, 2013, the Company had not consulted with M&K CPAS, PLLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that M&K CPAS, PLLC concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit

16.1	Letter from Anton & Chia, LLP with respect to the disclosures contained in this Current Report, dated February 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013

MONDIAL VENTURES, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer

Exhibit 16.1

ANTON & CHIA, LLP
4400 MacArthur Blvd, Ste 970
Newport Beach, CA 92660
Office: 949.769.8905
Fax: 949.623.9885

February 19, 2013

United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Re:    Mondial Ventures, Inc.

Ladies and Gentlemen:

The undersigned Anton & Chia, LLP, Certified Public Accountants previously acted as independent accountants to audit the financial statements of Mondial Ventures, Inc. We are no longer acting as independent accountants to the Company.

This letter will confirm that we have reviewed Item 4.01 of the Company's Form 8-K for filing on or about February 19, 2013 captioned "Changes In Registrant's Certifying Accountant" and that we agree with the statements made therein as they relate to us.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,

/s/Anton & Chia, LLP
________________________
Anton & Chia, LLP